TRANSPARENT VALUE TRUST
Supplement Dated May 2, 2016
To the currently effective Statement of Additional Information (the “SAI”) for Transparent Value Directional Allocation VI Portfolio, a series of Transparent Value Trust.

Effective May 9, 2016, the following information replaces the information appearing in the SAI:

1.	Index Name Changes. The names of the following indexes are hereby replaced as follows:

Current Name	New Name
Transparent Value Directional Allocation Index	Guggenheim Directional Allocation Total Return Index
Transparent Value Large-Cap Market Index	Guggenheim RBP® Large-Cap Market Index
Transparent Value Large-Cap Defensive Index	Guggenheim RBP® Large-Cap Defensive Index
Transparent Value Large-Cap Aggressive Index	Guggenheim RBP® Large-Cap Aggressive Index

* * * *

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

1